UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                      JULY 10, 2007 (JULY 9, 2007)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                         COMPETITIVE TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                                    --------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                           1-8696          36-2664428
                           ------          ----------
          (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION NO.)


           777 COMMERCE DRIVE, SUITE 100, FAIRFIELD, CONNECTICUT 06825
           -----------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                                 (203) 368-6044
                                 --------------
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On July 9, 2007 Competitive Technologies, Inc. issued the following press release:

 COMPETITIVE TECHNOLOGIES RECEIVES FUNDS FROM SALE OF VIDEO COMPRESSION PATENTS

FAIRFIELD, CT - (JULY 10, 2007) - COMPETITIVE TECHNOLOGIES, INC. (AMEX: CTT) today announced that it has received the funds from the sale of a portion of its video compression technology portfolio as announced on May 1, 2007. Final documentation has been completed, which allowed distribution of the funds.

Lehigh University, CTT's client, will receive approximately $200,000 from the sale. CTT will net approximately $650,000 from the sale. The transaction will be recorded in the current fourth quarter of fiscal 2007.

Two additional patents in the video compression technology portfolio, US Patents No. 6,580,834, and No. 6,134,269, developed under the direction of Dr. Weiping Li at Lehigh University, are currently earning royalties in the MPEG-4 Visual Patent Portfolio License pool. The MPEG-4 Patent Pool is administered by MPEG LA, LLC, and provides users worldwide access to all MPEG-4 essential intellectual property through one organization that grants licenses and collects royalties. There are over 400 licensees of the Visual Patent pool including Sony, Microsoft, Mitsubishi, Panasonic and Hitachi.

"This is another facet of maximizing the value of our large technology portfolio for our clients, for CTT and for our shareholders. The video compression technologies are just one of the valuable technologies in CTT's innovative portfolio," said John B. Nano, CTT's Chairman, President and CEO. "We are actively marketing our nutraceutical ingredients technology, the molecular memory devices, the HB LED technology, bone biomaterial, the cholesterol trapping/regeneration technology, and the Lupus diagnostic and monitoring technology to drive revenue growth, improve profitability and create shareholder value."

ABOUT  COMPETITIVE  TECHNOLOGIES,  INC.

Competitive Technologies, established in 1968, is a full service technology transfer and licensing provider focused on the technology needs of its customers and transforming those requirements into commercially viable solutions. CTT is a global leader in identifying, developing and commercializing innovative technologies in life, electronic, nano, and physical sciences developed by universities, companies and inventors. CTT maximizes the value of intellectual assets for the benefit of its customers, clients and shareholders. Visit CTT's website: www.competitivetech.net
          -----------------------

Statements about our future expectations are "forward-looking statements" within the meaning of applicable Federal Securities Laws, and are not guarantees of future performance. When used herein, the words "may," "will," "should," "anticipate," "believe," "appear," "intend," "plan," "expect," "estimate," "approximate," and similar expressions are intended to identify such forward-looking statements. These statements involve risks and uncertainties inherent in our business, including those set forth in Item 1A under the caption "Risk Factors," in our most recent Annual Report on Form 10-K for the year ended July 31, 2006, filed with the SEC on October 30, 2006, and other filings with the SEC, and are subject to change at any time. Our actual results could differ materially from these forward-looking statements. We undertake no obligation to update publicly any forward-looking statement.

Direct inquiries to:     Johnnie D. Johnson, IR Services, LLC
                         Tel: 860 434 2465
                         E-mail: jdjohnson@corpirservices.com
                         ----------------------------